ADDENDUM
TO
CONSULTING AGREEMENT

This Addendum to Consulting Agreement (the "**Agreement**") is made and entered into on November 7, 2019 by and between by and between Maxim Partners, LLC ("**Consultant**") and Freedom Internet Group Inc. ("**Client**").

Recitals

WHEREAS, on January 9, 2019, the Consultant and Client entered into a Consulting Agreement ("**Consulting Agreement**"), under which Consultant agreed to provide Client with various consulting services.

WHEREAS, the Consultant and Client desire to amend the Consulting Agreement as provided for herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

This Agreement amends and modifies the Consulting Agreement as follows:

1. The recitals are incorporated into this Agreement.
2. Section 3 of the Consulting Agreement titled "Compensation" is deleted in its entirety and replaced with the following:

3. Compensation

Upon execution of this Agreement, the Company hereby agrees to pay Consultant a fee of $185,000 (the "Cash Fee"), payable as follows:

(a) $75,000 upon engagement;
(b) $25,000 on November 8, 2019;
(c) $15,000 upon filing of a prospectus;
(d) $15,000 upon notification by the applicable regulatory agency that the review of the prospectus has been completed;
(e) $35,000 upon notification that the common shares have been approved for publication, listing, or quotation;
(f) $15,000 upon submission of the first 10Q;
(g) $5,000 upon submission of the first 10K.

3. Section 5 of the Consulting Agreement titled "Term of Agreement" is deleted in its entirety and replaced with the following:

5. Term of Agreement

This Agreement shall become effective upon execution hereof and remains in effect until the earlier of (a) Company files its first 10K or (b) January 31, 2021.

4. All other provisions of the Consulting with the terms and spirit of this Agreement, which shall be deemed to be amended appropriately in order to be consistent with this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CONSULTANT
Maxim Partners, LLC

____
By: Joel Arberman, Managing Member

CLIENT
Freedom Internet Group Inc.

DocuSigned by:
Noah Rosenfarb
9B8007D2192941E...

____
By: Noah Rosenfarb, Chairman & CFO